SUPPLEMENT TO THE

FIDELITY FREEDOM FUNDS®

September 4, 2000

STATEMENT OF ADDITIONAL INFORMATION

Fidelity Mid-Cap Stock Fund has been added as an underlying Fidelity fund in which each Freedom Fund may invest.

The following information replaces the first paragraph following the heading "Securities Lending" on pages 5 and 15.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR Corp.

The following information replaces the first paragraph following the heading "Preferred Stock" on page 14.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

The following information replaces the first paragraph following the heading "Temporary Defensive Policies" on page 16.

Temporary Defensive Policies. Each of Fidelity Blue Chip Growth Fund, Fidelity Disciplined Equity Fund, Fidelity Equity-Income Fund, Fidelity Fund, Fidelity Growth & Income Portfolio, Fidelity Growth Company Fund, Fidelity Mid-Cap Stock Fund, Fidelity OTC Portfolio, Fidelity Diversified International Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Overseas Fund, and Fidelity Southeast Asia Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The following information replaces the first paragraph following the heading "Yield Calculations (Bond and Equity Funds)." in the "Performance" section on page 26.

Yield Calculations (Bond and Equity Funds). Yields for a fund are computed by dividing a fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV or offering price, as applicable at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect Fidelity Capital & Income Fund's trading fee or Fidelity Diversified International Fund's, Fidelity Europe Fund's, Fidelity Japan Fund's, Fidelity Mid-Cap Stock Fund's, Fidelity Overseas Fund's and Fidelity Southeast Asia Fund's short-term trading fee. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

The following information replaces the "Historical Fund Results - Underlying Fidelity Funds" paragraph found in the "Performance" section on page 29.

Historical Fund Results - Underlying Fidelity Funds. The following table shows the underlying Fidelity funds' 7-day or 30-day yields and/or return for the fiscal period ended March 31, 2000. Returns include the effect of a fund's maximum sales charge, if any, but do not include the effect of Fidelity Capital & Income Fund's trading fee or Fidelity Diversified International Fund's, Fidelity Europe Fund's, Fidelity Japan Fund's, Fidelity Mid-Cap Stock Fund's, Fidelity Overseas Fund's, and Fidelity Southeast Asia Fund's short-term trading fee.

FFB-00-07	December 22, 2000
1.476278.113

The following information supplements similar information found under the heading "Historical Fund Results - Underlying Fidelity Funds" in the "Performance" section on page 29.

	Average Annual Total Returns					Cumulative Total Returns
Underlying Fidelity Fund	Thirty- /Seven- Day Yield	One Year	Five Years	Ten Years/ Life of Fund*	One Year	Five Years	Ten Years/ Life of Fund*
Fidelity Mid-Cap Stock Fund[9]	N/A	71.51%	29.56%	27.61%	71.51%	265.00%	332.91%

* Fidelity Mid-Cap Stock Fund commenced operations on March 29, 1994.

9 Total return figures do not include the effect of Fidelity Mid-Cap Stock Fund's 0.75% short-term trading fee, applicable to shares purchased after March 14, 2001 that are held for less than 30 days.

The performance data relating to the underlying Fidelity fund set forth above is not indicative of future performance of either the underlying Fidelity fund or the Freedom Funds.

The following information supplements similar information found in the "Trustees and Officers" section beginning on page 39.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

The following information replaces the "Compensation Table" found in the "Trustees and Officers" section on page 42.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended March 31, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d**	Abigail P. Johnson**	J. Michael Cook*****	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	E. Bradley Jones****	Donald J. Kirk	Marie L. Knowles ******
Freedom IncomeB	$ 0	$ 0	$ 8	$ 67	$ 66	$ 67	$ 46	$ 66	$ 0
Freedom 2000B	$ 0	$ 0	$ 18	$ 177	$ 174	$ 177	$ 126	$ 177	$ 0
Freedom 2010B	$ 0	$ 0	$ 47	$ 384	$ 380	$ 384	$ 260	$ 383	$ 0
Freedom 2020B	$ 0	$ 0	$ 45	$ 355	$ 352	$ 355	$ 238	$ 354	$ 0
Freedom 2030B	$ 0	$ 0	$ 25	$ 160	$ 159	$ 160	$ 99	$ 159	$ 0
Freedom 2040B,+	$ 0	$ 0	$ 35	$ 35	$ 35	$ 35	$ 0	$ 35	$ 35
TOTAL COMPENSATION FROM THE FUND COMPLEX*,A	$ 0	$ 0	$ 0	$217,500	$211,500	$217,500	$217,500	$217,500	$ 0
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach ***	Peter S. Lynch**	William O. McCoy	Gerald C. McDonough	Marvin L. Mann	Robert C. Pozen**	William S. Stavropoulos *******	Thomas R. Williams
Freedom IncomeB	$ 37	$ 0	$ 66	$ 83	$ 67	$ 0	$ 0	$ 65
Freedom 2000B	$ 93	$ 0	$ 174	$ 221	$ 178	$ 0	$ 0	$ 173
Freedom 2010B	$ 216	$ 0	$ 378	$ 480	$ 386	$ 0	$ 0	$ 377
Freedom 2020B	$ 201	$ 0	$ 350	$ 444	$ 357	$ 0	$ 0	$ 349
Freedom 2030B	$ 98	$ 0	$ 157	$ 200	$ 161	$ 0	$ 0	$ 157
Freedom 2040B,+	$ 35	$ 0	$ 35	$ 43	$ 35	$ 0	$ 0	$ 35
TOTAL COMPENSATION FROM THE FUND COMPLEX*,A	$ 54,000	$ 0	$214,500	$269,000	$217,500	$ 0	$ 0	$213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds and Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

***** Effective March 16, 2000, Mr. Cook serves as a Member of the Advisory Board.

****** Effective June 15, 2000, Ms. Knowles serves as a Member of the Advisory Board.

******* Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

+ Estimated for the fund's first full year.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.